NOTE 3 - ACQUISITIONS (Detail) - Schedule of Purchase Price Allocation (USD $) In Thousands, unless otherwise specified	Dec. 29, 2012
	$ 509
EBTEC [Member]
Cash	217
Accounts receivable	2,075
Inventories	1,100
Prepaid expenses	146
Deferred tax asset	167
Property, plant and equipment	6,202
Intangible assets	1,175
Goodwill (1)	3,566	[1]
Accounts payable and accrued expenses	(1,582)
Deferred tax liabilities	(2,174)
	10,892
Acquisition of Smith-Renaud, Inc Assets [Member]
Inventories	130
Property, plant and equipment	496
Intangible assets	110
Accounts payable and accrued expenses	(51)
	$ 685

[1]	Because this was an acquisition of stock, goodwill will not be deductible for tax purposes. Goodwill resulted from this transaction because we believe EBTEC augments the Company's position in the aerospace market and will allow it to more effectively manage portions of its production process previously outsourced.